WebsterBank

01/12/21

TECOGEN INC
45 FIRST AVENUE
WALTHAM, MA 02451

RE: LOAN# 00004750845009

DEAR CUSTOMER,

PLEASE ACCEPT THIS LETTER AS CONFIRMATION THAT THE ABOVE-REFERENCED SBA PAYCHECK PROTECTION PROGRAM LOAN ('LOAN') IS PAID IN FULL FOR THE AMOUNT OF $1,887,858.55 EFFECTIVE 01/11/21. THERE IS A ZERO BALANCE ON THIS LOAN, AND NOTHING FURTHER IS OWED TO WEBSTER BANK, NATIONAL ASSOCIATION IN RELATION TO THIS ACCOUNT.

THANK YOU AND PLEASE CONTACT US AT THE NUMBER LISTED BELOW SHOULD YOU HAVE ANY QUESTIONS.

RESPECTFULLY,

WEBSTER BANK, NA
(800)482-2220